Commitments and contingencies:	12 Months Ended
Dec. 31, 2025
Commitments and contingencies:
Commitments and contingencies:

Note 17 - Commitments and contingencies:

Commitments

a.	The Company began leasing office space on May 21, 2015, under a lease agreement. This agreement includes an available extension of 60 months. The monthly rent due is USD29.2 (Ps.526 approximately). As of December 11, 2025, the Company, through its subsidiary ASUR Commercial, maintains lease agreements at LAX, ORD, JFKT1 and JFKT8 airports. See Notes 1.1 and 19.8.2.

The total minimum future payments derived from the non-cancellable lease agreement that shall be covered in the future are as follows:

		ASUR
	Mexico	Commercial
Up to one year	$4,357	$1,405,648
Between one and two years	15,975	865,612
Total	$20,332	$2,271,260

At December 31, 2024 and 2025, the amortization for the right-of-use included within the aeronautical and non-aeronautical service cost in the statement of income, were approximately Ps.6,206 and Ps.6,717, respectively.

b.	On June 22, 2018, the Company received SCT approval for the MDPs for the five-year period from 2019 to 2023 in which the Company committed to carry out improvements.

On December 11, 2023, the Company received approval from the SCT of the MDP for the five-year period between 2024 and 2028 in which the Company committed to make improvements.

As of December 31, 2025, the investment commitments of this MDP are as follows:

Period	Amount
2026	Ps.	7,237,500
2027		5,163,300
2028		6,695,100
	Ps.	19,095,900	(1)

(1)Figures adjusted as of December 31, 2025 based on the Construction Price Index (IPCO) in accordance with the terms of the MDP.

c.	As part of the Concession Agreement, Aerostar has committed to fund and complete certain capital and repair projects with respect to the LMM Airport Facilities. Aerostar has no time restrictions to complete these projects, except that they must be made at any time during the period of validity of the Concession Agreement. As these projects are carried out, repairs will be recorded as expenses incurred or capitalized and depreciated according to their nature; consistent with the Company’s accounting policies. Capital projects will be capitalized as part of an intangible concession improvement asset and will be amortized over their useful lives or the remaining life of the Concession Agreement, whichever is less. Some commitments were excluded from the liability for initial obligations assumed due to factors of uncertainty, the variability of future costs and the extended period of time in which commitments can be fulfilled. As of December 31, 2023, 2024 and 2025, Aerostar fulfilled the agreed commitments.
d.	In accordance with the current concession agreements at JFK, the Company is required to (or will require its tenants to) invest at least USD 104.0 million in JFK T8 as capital investment for the construction and installation of improvements during the first three years of the term, which began on July 1, 2023. Additionally, the Company must invest at least USD 18.5 million in concession area improvements at JFK T8, USD 10.0 million in concession area improvements at JFK T1, and USD 2.5 million in other improvements at JFK T8.

In accordance with the current concession agreements at Los Angeles International Airport (LAX), the Company is required to (or will require its tenants to) invest at least USD 11.1 million in capital investments for the construction and installation of improvements, which must be completed by January 31, 2028.

Contingencies

As of December 31, 2024 and 2025, the Company has confirmed that the results of its lawsuits cannot be accurately predicted as their due processes are currently ongoing and there are not enough elements to determine whether they could largely affect the Company’s financial position in the case of an adverse ruling.

e.	The Company’s transactions are subject to Mexican Federal and State Laws as well as the Puerto Rico and Colombian Law due to its subsidiaries out of Mexico.
f.	At the time that the Company was carrying out the competitive bidding process (1998) for the sale of shares of the Airport Groups, the SCT established and communicated that concessionaires could amortize for tax purposes the value of the concession up to 15% a year. In February 2012, the SCT estimated an amount due payable by Cancun in the amount of Ps.865 million against the ruling in question, because it considered that the determination of the 15% amortization was not valid in 2006 and 2007. The Company disagreed with the decision and filed an appeal to overturn this determination. However, in order to adhere to the amnesty program set forth in Transitory Article Three of the new Income Law for 2013, the Company partially desisted from the appeal as it relates to the income tax obligation, but not in regard to the determination of the additional distribution related to employees’ statutory profit sharing, which the Company continues to appeal. During September 2023, through a new resolution of the Deconcentrated Tax Audit Administration of Quintana Roo, determined that the amount of profit distribution is Ps.99.8 million. The Company considered this improper and initiated a nullity proceeding to clarify this decision. On October 16, 2025, the Company complied with a final requirement issued by the Regional Chamber of the Federal Court of Administrative Justice. Should the appeal be lost, payment of Ps.99.8 million could be demanded. As of December 31, 2025, the risk of the judge ruling against Cancún is remote.
g.	There are currently a number of labor suits in progress against the Company, mainly in relation to involuntary termination. Any sentences that might be handed down not favoring the interests of the Company do not represent significant amounts. The Company is in legal proceedings at the date of this report and a resolution has not been issued yet.
h.	On August 21, 2019, the Board of Commissioners of the COFECE (Federal Economic Competition Commission) notified Aeropuerto de Cancún, S. A. de C. V. of the resolution issued on July 25, 2019, which provides for the following: (i) administrative liability for having exercised the monopolistic practices described in article 56, section V of the Mexican Federal Economic Competition Law (“LFCE”) (refusal of access); (ii) the Company shall be imposed a fine of Ps.73 million. On the understanding that there is sufficient grounds for defense, the Company has contested the administrative sanction imposed by the COFECE by filing amparo proceedings. The Company considers that the amparo proceedings will not be resolved in a term lower than two years from the date of filing, and, therefore, it is under no obligation to pay the fine before the end of such proceedings. In November 2023, a specialized Federal judge granted Aeropuerto de Cancún constitutional protection against the COFECE decision and ordered the Plenary Session to review and justify whether the Company had indeed engaged in the monopolistic practice of “refusal to deal.” On November 21, 2025, the Court upheld the appealed ruling and granted the Cancún Airport an injunction, ordering the full National Antitrust Commission (CNA), which replaced COFECE, to issue a new resolution. As of December 31, 2025, the CNA was in the process of issuing this new resolution. The risk, should the lawsuit be unfavorable to the Company, amounts to Ps.73 million pesos. This amount is not recorded because the risk of requiring cash outflows to settle the obligation is remote.